EX-32.1

AMENDED CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND ACTING CHIEF FINANCIAL OFFICER (Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002),

I, Harry Masuda, Chief Executive Officer and Acting Chief Financial Officer of Human BioSystems. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1) the Amended Quarterly Report on Form 10-QSB of the Registrant for the period ended June 30, 2005 to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a)or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2) the information contained in the amended Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated:November 15, 2005


/s/ Harry Masuda
-----------------
Harry Masuda
Chief Executive Officer and
Acting Chief Financial Officer